UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2016 (June 21, 2016)

Comdisco Holding Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49968	54-2066534
(Commission File Number)	(IRS Employer Identification No.)

5600 North River Road, Suite 800, Rosemont, Illinois 60018
(Address of Principal Executive Offices, Including Zip Code)

(847) 698-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 21, 2016, Comdisco Holding Company, Inc. (“Comdisco”) and Comdisco, Inc. (together, the “Company”) filed with the United States Bankruptcy Court for the Northern District of Illinois Eastern Division (the “Bankruptcy Court”) a motion (the “Motion”) for the entry of a final decree (the “Final Decree”) (i) closing the chapter 11 case of Comdisco, Inc.; (ii) authorizing Comdisco to complete certain outstanding administrative tasks following entry of the Final Decree; (iii) approving the proposed manner of disposing of and disbursing remaining Company assets; (iv) confirming the exculpation of the Plan Implementation Parties (as defined in the Motion); (v) terminating the services of the claims and noticing agent and disbursing agent; and (vi) retaining jurisdiction to enforce or interpret its own orders pertaining to the chapter 11 cases including, but not limited to, the Plan and the Final Decree.  In support of this Motion, the Company has filed a Final Report and Accounting of the Comdisco Disbursing Agent attached as Exhibit B to the Motion.

The hearing before the Bankruptcy Court for approval of the Motion is scheduled for July 12, 2016.

A copy of Comdisco’s press release announcing the filing of the Motion and the scheduled hearing date is attached hereto as Exhibit 99.1.  A copy of the Motion is attached hereto as Exhibit 99.2. The foregoing description of the Motion is qualified in its entirety by reference to the text of the Motion, including the exhibits attached thereto, and such text is incorporated herein by reference.  All capitalized terms used but not defined in this Current Report on Form 8-K have the meanings as defined in the Motion.

Forward-Looking Statements

Statements made herein that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Comdisco to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “potential,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Comdisco’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Comdisco’s control. Forward looking statements speak only as of the date they are made. Comdisco undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated June 23, 2016.
99.2	Motion of Comdisco Holding Company, Inc. filed on June 21, 2016 in the United States Bankruptcy Court for the Northern District of Illinois Eastern Division.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMDISCO HOLDING COMPANY, INC.

Dated: June 23, 2016	By:	/s/ Deborah Dompke
	Name:	Deborah Dompke
	Title:	Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated June 23, 2016.
99.2	Motion of Comdisco Holding Company, Inc. filed on June 21, 2016 in the United States Bankruptcy Court for the Northern District of Illinois Eastern Division.